Annual Report

Personal Strategy Funds

May 31, 2002

T. Rowe Price


Report Highlights
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Personal Strategy Funds

o Bonds gained ground while stocks fell as the economy moved from recession to recovery.


o The Personal Strategy Funds posted modest gains for the six months ended May 31, outperforming their combined index benchmarks.

o Our broad diversification helped relative results, aided by solid performance for bonds, small-caps, and international stocks.

o Stocks should gradually recover along with the economy, while rising interest rates are likely to temper bond returns.


REPORTS ON THE WEB

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Fellow Shareholders

The economy changed dramatically over the past six months, moving from recession to expansion as signs of recovery emerged early in 2002. Stocks were unable to gather momentum from the rebound, however, as corporate accounting issues and less-than-robust earnings weighed on the market. Bonds moved higher despite the looming potential for higher rates. Your funds registered modest gains during the period, aided by our diversified investment strategy, which included better-performing assets such as bonds and small-cap and foreign stocks.


MARKET ENVIRONMENT

     GDP grew at an annualized 5.6% rate in the first quarter, driven primarily by an end to inventory liquidation that had suppressed production and employment. The Federal Reserve held the federal funds target rate at a 40-year low of 1.75% but shifted its policy stance to neutral, meaning it sees the risks of rising inflation and renewed economic weakness about evenly balanced. Intermediate- and long-term Treasury rates began to rise as investors anticipated the end of the Federal Reserve's stimulative monetary policy, but backed off later amid renewed worries about the speed and depth of the economic recovery.


Interest Rate Levels
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                                  10-yr               5-yr               90-day
--------------------------------------------------------------------------------

5/01                              5.38                4.91                 3.61

6/01                              5.41                4.95                 3.65

7/01                              5.05                4.53                 3.52

8/01                              4.83                4.38                 3.36

9/01                              4.59                3.80                 2.37

10/01                             4.23                3.47                 2.01

11/01                             4.75                4.06                 1.72

12/01                             5.05                4.30                 1.72

1/02                              5.03                4.37                 1.75

2/02                              4.88                4.19                 1.75

3/02                              5.40                4.84                 1.78

4/02                              5.09                4.41                 1.76

5/02                              5.04                4.35                 1.72
--------------------------------------------------------------------------------

     Mortgage-backed bonds were clear winners over the six months, while Treasury issues struggled somewhat. Investment-grade corporate bonds were modestly higher, held in check as investors evaluated the stream of news items about accounting practices and cash flow issues. Overall, the Lehman Brothers U.S. Aggregate Index, an unmanaged measure of the broad domestic investment-grade market, gained 2.25% for the six months, contributing to a strong 8.10% increase for the year. High-yield bonds posted good returns, rising earlier in the period on economic optimism but falling back slightly as the growth picture became more cloudy.


Stock Market Returns
--------------------------------------------------------------------------------

                                                6 Months            12 Months
--------------------------------------------------------------------------------

S&P 500 Stock Index                                  -5.68               -13.85

Wilshire 4500 Index                                   3.85                -6.14

MSCI EAFE Index                                       3.28                -9.32
--------------------------------------------------------------------------------

     Although the overall stock market continued its two-year slide, most of the damage was done among large-cap growth stocks. Technology, telecommunications, and pharmaceutical companies were hardest hit, while the consumer, financial, and energy sectors did better. Value stocks continued to perform well, and small- and mid-caps again outperformed large-caps. The S&P 500 Stock Index of larger companies lost 5.68% during the period, while the small- and mid-cap companies of the Wilshire 4500 Index were up 3.85%. Foreign stocks also gained ground-the MSCI EAFE Index of developed foreign markets rose 3.28%, aided by a weaker dollar. For the six months, international stocks outpaced U.S. large-caps by more than nine percentage points.


PERFORMANCE AND STRATEGY REVIEW

     The funds benefited from their broad diversification during both the 6- and 12-month periods. Bonds outperformed equities over both periods, and the solid performance of our fixed-income holdings helped moderate negative returns in the equity markets. Strong returns by value stocks, small-caps, and foreign stocks were positive contributors during the second half. Among our fixed-income holdings, high-yield bonds outperformed investment grade, as investors responded to signs of an economic recovery. Our high-yield holdings are typically in the top-quality tiers of the market, which did best within the overall high-yield market. Our investment-grade bonds were also positive contributors for both the six and 12 months, although returns were weaker in the second half. The allocation to mortgage-backed securities increased over the six-month period and the sector delivered strong relative returns.

     The funds' investment committee meets once a month to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals. The funds began the period with a roughly neutral weighting toward stocks and bonds, but at the end of March, we shifted each fund to a 1% overweighting in stocks relative to bonds. This reallocation was based on the improving prospects for economic recovery, which should have a positive impact on equity markets, coupled with upward pressure on interest rates from their current low levels, which could weaken bond returns.

     Higher yields overseas, along with the weakening dollar, helped build a compelling case for adding more non-U.S.-dollar income to the portfolio. Toward the end of the six-month period, we initiated non-U.S.-dollar exposure for each fund, divided among the Australian dollar, Canadian dollar, and the euro. We trimmed our holdings in investment-grade bonds to build the new position and at the same time reduced the average duration to reduce its interest rate sensitivity. (Duration measures a bond's sensitivity to interest rate changes. A bond with a five-year duration would fall about 5% in price in response to a one-percentage-point rise in rates, and vice versa.) Throughout the period, we maintained below-normal allocations to money market securities in each fund because of the extremely low rates available on short-term issues.

     On the equity side, the funds' overweighting in value versus growth was a major factor in outperformance relative to the funds' blended benchmarks. With the economy beginning to rebound, however, we took some profits from the large-cap value sector and shifted closer to a balanced allocation between large-cap growth and large-cap value. Small-cap stocks, which typically rebound more quickly from an economic downturn, were the funds' strongest equity performers for both the six months and year. We were overweight foreign equities throughout both periods. Although our foreign holdings were a drag on returns for the year, they were positive contributors for the second half as the dollar weakened.

     Among our larger equity holdings, consumer products, financial, and energy companies fared well. Philip Morris and Bank of America were each up more than 20% over the past six months, as was oil company BP, which benefited from rising oil prices. Pharmaceutical giant Pfizer slumped along with other companies in its sector over concerns about patent expirations and limited new drugs in the pipeline.

PERSONAL STRATEGY INCOME FUND

     This fund's investment goal is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/02                       6 Months                   12 Months
--------------------------------------------------------------------------------

Personal Strategy Income Fund                         1.65%                1.40%

Combined Index Portfolio*                             1.51                 1.88

Lehman Brothers U.S.
Aggregate Index                                       2.25                 8.10
--------------------------------------------------------------------------------

* An unmanaged portfolio composed of 40% stocks (34% Wilshire 5000 Index, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Salomon Smith Barney 3-Month Treasury Bill Index).


     The Personal Strategy Income Fund posted modest gains for both the six and 12 months ended May 31, 2002. The fund outperformed its blended benchmark for the second half but lagged for the year. Positive returns from the fund's fixed-income holdings, combined with solid performance by our value and small-cap stocks, aided results over the most recent six months. Foreign stocks helped performance for the six months but were a drag on results for the year. The fund's stock exposure hindered performance versus the Lehman Brothers U.S. Aggregate Index, which contains no stocks.

     We increased the fund's stock allocation slightly in March and reduced our bond and money market allocations. Stocks ended the period at 41.2%, while our bond component fell to 47.7% and money market securities ended at 11.1%. Given the likelihood of a weaker dollar ahead, we initiated a 2.5% position in nondollar bonds. With higher interest rates on the horizon, we also shortened the duration of the investment-grade bond portfolio by selling some longer-maturity holdings.

PERSONAL STRATEGY BALANCED FUND

     The objective of this fund is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% money market securities-with 10-percentage-point variations above and below these levels permitted for each asset class. This asset allocation offers higher risk but also a higher potential return over the long term than the Income Fund.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/02                             6 Months            12 Months

Personal Strategy
Balanced Fund                                         1.67%              -1.32%

Combined Index Portfolio*                             0.07                -2.25

Merrill Lynch-Wilshire Capital
Market Index                                         -1.39                -5.54
--------------------------------------------------------------------------------

* An unmanaged portfolio composed of 60% stocks (51% Wilshire 5000 Index, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Salomon Smith Barney 3-Month Treasury Bill Index).

     The Personal Strategy Balanced Fund returned 1.67% for the six months but lost 1.32% for the year, exceeding its blended benchmark and the Merrill Lynch-Wilshire Capital Market Index over both periods. Positive returns from the fund's bond holdings and solid performance by our value, small-cap, and foreign stocks aided relative performance for the six months, but foreign holdings hampered returns for the year. In March, we moved 1% of assets from bonds to stocks on prospects for an economic recovery. Our stock allocation ended the period at 61.3%, slightly ahead of a neutral weighting for the fund, while bonds ended the period at 35.6%. At the end of March we shifted closer to a neutral allocation of large-cap value and growth stocks. Near the end of the period, we established a 2% position in nondollar bonds to take advantage of higher yields and a weakening dollar.

PERSONAL STRATEGY GROWTH FUND

     Your fund seeks capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, with 10-percentage-point allocation variations from these levels permitted.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/02                             6 Months            12 Months

Personal Strategy
Growth Fund                                           1.50%              -4.33%

Combined Index Portfolio*                            -1.43                -6.38

Merrill Lynch-Wilshire Capital
Market Index                                         -1.39                -5.54
--------------------------------------------------------------------------------

* An unmanaged portfolio composed of 80% stocks (68% Wilshire 5000 Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

     The Personal Strategy Growth Fund returned 1.50% for the six months but declined 4.33% for the year. The fund outperformed its blended benchmark and the Merrill Lynch-Wilshire Capital Market Index for both periods. The portfolio's diversified approach benefited performance during both periods, as value, small-cap, and foreign stocks outperformed U.S. large-cap growth stocks. Among our fixed-income holdings, high-yield bonds were solid contributors. We increased our stock holdings slightly at the expense of the bond allocation. Stocks ended the period at 80.7% of net assets, while bonds represented 18.3%. At the end of March we shifted closer to a neutral allocation of large-cap value and growth stocks. In response to the weakening dollar and the likelihood of higher domestic interest rates, we also initiated a 1% position in nondollar bonds and shortened the bond portfolio's duration.


OUTLOOK

     We believe the conditions for a sustained economic recovery are in place. Previous fiscal stimulus programs and low inflation supported consumer strength during the recession, and now the depletion of inventories plus the Fed's aggressive monetary easing should spur production and investment. The Fed seems likely to maintain its neutral stance for a while, but when the recovery is more established, we anticipate a series of gradual increases in interest rates. Rising interest rates are typically not welcomed by bond investors. However, since longer-term rates did not decline sharply when short-term rates plummeted last year, we do not think they will rise substantially as the recovery proceeds. Rather, we see a flatter yield curve as money market rates return to more normal levels.

     An improving economy should eventually be reflected in rising stock prices, but given the current level of distrust in the market, equity returns are likely to be subdued. In summary, we foresee a relatively good bond environment, with returns generated primarily by income, while stocks should gradually recover, producing returns in line with historic norms.

     Respectfully submitted,


     Edmund M. Notzon III
     Chairman of the funds' Investment Advisory Committee

     June 20, 2002

     The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds' investment programs.


T. Rowe Price Personal Strategy Funds

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Portfolio Highlights
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW

                                                           Percent of
                                                           Net Assets
                                                              5/31/02
  ------------------------------------------------------------------------------

  Personal Strategy Income Fund

  Money Market Securities                                        11.1%

  Bonds                                                          47.7%

     Treasuries/Agencies                                         12.0

     Mortgage-Backed                                             14.4

     Corporate                                                   18.7

     Foreign                                                      2.5

     Convertible Bonds                                            0.1

  Stocks                                                         41.2%

     Five Largest Holdings:

     Wyeth                                                        0.6

     Philip Morris                                                0.6

     BP                                                           0.6

     Bank of America                                              0.5

     Citigroup                                                    0.5

                                                                  2.8%

  Personal Strategy Balanced Fund

  Money Market Securities                                         3.1%

  Bonds                                                          35.6%

     Treasuries/Agencies                                          8.7

     Mortgage-Backed                                             10.9

     Corporate                                                   14.9

     Foreign                                                      1.1

     Convertible Bonds                                            0.0



  Stocks                                                         61.3%

     Five Largest Holdings:

     Wyeth                                                        0.9

     Philip Morris                                                0.9

     BP                                                           0.8

     Citigroup                                                    0.8

     Bank of America                                              0.8

                                                                  4.2%



Personal Strategy Growth Fund

  Money Market Securities                                         1.0%

  Bonds                                                          18.3%

     Treasuries/Agencies                                          4.3

     Mortgage-Backed                                              5.9

     Corporate                                                    5.6

     Foreign                                                      2.5

     Convertible Bonds                                            0.0


  Stocks                                                         80.7%

     Five Largest Holdings:

     Wyeth                                                        1.2

     Philip Morris                                                1.1

     BP                                                           1.1

     Bank of America                                              1.1

     Citigroup                                                    1.1

                                                                  5.6%

--------------------------------------------------------------------------------

T. Rowe Price Personal Strategy Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical 10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

PERSONAL STRATEGY INCOME FUND
--------------------------------------------------------------------------------

                                                    Lehman
                                                  Brothers             Personal
                                  Combined            U.S.             Strategy
                                  Index          Aggregate               Income
                                  Portfolio          Index                 Fund
--------------------------------------------------------------------------------

7/29/94                           10,000            10,000               10,000

5/31/95                           11,078            10,955               11,290

5/31/96                           12,589            11,436               12,852

5/31/97                           14,169            12,387               14,741

5/31/98                           16,470            13,738               17,189

5/31/99                           18,036            14,337               18,294

5/31/00                           19,236            14,639               19,098

5/31/01                           19,598            16,559               20,346

5/31/02                           19,438            17,900               20,632
--------------------------------------------------------------------------------

The combined index is composed of 40% stocks (34% Wilshire 5000, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Salomon Smith Barney 3-Month Treasury Bill Index).


PERSONAL STRATEGY BALANCED FUND
--------------------------------------------------------------------------------

                                  Combined          Merril             Personal
                                  Index              Lynch             Strategy
                                  Index           Wilshire             Balanced
                                  Portfolio        Capital                 Fund
--------------------------------------------------------------------------------

7/29/94                           10,000            10,000               10,000

5/31/95                           11,240            11,383               11,435

5/31/96                           13,294            13,565               13,490

5/31/97                           15,326            15,883               15,812

5/31/98                           18,406            19,592               18,841

5/31/99                           20,572            22,212               20,417

5/31/00                           22,259            23,955               21,577

5/31/01                           21,758            22,996               22,569

5/31/02                           20,848            21,721               22,271
--------------------------------------------------------------------------------

The combined index is composed of 60% stocks (51% Wilshire 5000, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Salomon Smith Barney 3-Month Treasury Bill Index).Personal Strategy Growth Fund


PERSONAL STRATEGY GROWTH FUND
--------------------------------------------------------------------------------
                                                   Merrill             Personal
                                   Combined          Lynch             Strategy
                                      Index       Wilshire               Growth
                                  Portfolio        Capital                 Fund
--------------------------------------------------------------------------------

7/29/94                           10,000            10,000               10,000

5/31/95                           11,403            11,383               11,565

5/31/96                           14,032            13,565               14,205

5/31/97                           16,559            15,883               17,030

5/31/98                           20,533            19,592               20,781

5/31/99                           23,376            22,212               22,860

5/31/00                           25,639            23,955               24,573

5/31/01                           24,004            22,996               25,177

5/31/02                           22,194            21,721               24,088
--------------------------------------------------------------------------------

The combined index is composed of 80% stocks (68% Wilshire 5000, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
5/31/02           1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------

Personal Strategy
Income Fund         1.40%       4.09%       6.96%       9.68%    7/29/94

Personal Strategy
Balanced Fund      -1.32        2.94        7.09       10.75     7/29/94

Personal Strategy
Growth Fund        -4.33        1.76        7.18       11.87     7/29/94
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Personal Strategy Funds
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About the Funds' Directors and Officers
--------------------------------------------------------------------------------

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

--------------------------------------------------------------------------------
Independent Directors

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

Name
(Date of Birth)                  Principal Occupation(s) During Past 5 Years and
Year Elected*                    Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.         President, Coppin State College; Director,
(3/16/32)                        Provident Bank of Maryland
2001
--------------------------------------------------------------------------------

Anthony W. Deering              Director, Chairman of the Board, President,
(1/28/45)                       and Chief Executive Officer, The Rouse
2001                            Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1994
--------------------------------------------------------------------------------

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon
1994                            Resources Corp. (5/00 to present); Chairman
                                and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------

Hanne M. Merriman               Retail Business Consultant; Director, Ann
(11/16/41)                      Taylor Stores Corp., Ameren Corp., Finlay
1994                            Enterprises, Inc., The Rouse Company, and US
                                Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior
2001                            Advisor and Partner, Blackstone Real Estate
                                Advisors, L.P.; Director, AMLI Residential
                                Properties Trust, Host Marriott Corp., and The
                                Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos                   Owner/President, Stonington Capital Corp.,
(8/2/33)                        a private investment company
1994
--------------------------------------------------------------------------------

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1994                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------

T. Rowe Price Personal Strategy Funds
--------------------------------------------------------------------------------

Officers (continued)

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of
T. Rowe Price                   Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------

James A.C. Kennedy
(8/15/53)
1997                            Director and Managing Director, T. Rowe Price
[33]                            and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
1994                            Managing Director, T. Rowe Price Group, Inc.;
[98]                            Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                Personal Strategy Funds
--------------------------------------------------------------------------------

M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Managing Director,
1994                            T. Rowe  Price Group, Inc.; Chief Investment
[98]                            Officer, Director, and Managing Director,
                                T. Rowe Price; Chairman and Director, T. Rowe
                                Price Global Asset Management Limited; Vice
                                President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe Price
                                International, Inc.; Chairman of the Board,
                                Personal Strategy Funds
--------------------------------------------------------------------------------

Stephen W. Boesel               Managing Director, T. Rowe Price; and T. Rowe
(12/28/44)                      Price Group, Inc.; Vice President, T. Rowe
Executive Vice President,       Price Trust Company
Personal Strategy Funds
--------------------------------------------------------------------------------

Joseph A. Carrier               Vice President, T. Rowe Price, T. Rowe
(12/30/60)                      Price Group, Inc., and T. Rowe Price
Treasurer,                      Investment Services, Inc.
Personal Strategy Funds
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.

Officers (continued)

Name
(Date of Birth)
Year Elected*
[Number of
T. Rowe Price                   Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------

Henry H. Hopkins                Managing Director, T. Rowe Price; Director
(12/23/42)                      and Managing Director, T. Rowe Price Group,
Vice President,                 Inc.; Vice President, T. Rowe Price
Personal Strategy Funds         International, Inc., and T. Rowe Price
                                Retirement Plan Services, Inc.; Vice President
                                and Director, T. Rowe Price Investment
                                Services, Inc., T. Rowe Price Services, Inc.,
                                and T. Rowe Price Trust Company Director and
                                Managing Director, T. Rowe Price and T. Rowe
                                Price Group, Inc.
--------------------------------------------------------------------------------

J. Jeffrey Lang                 Vice President, T. Rowe Price and T. Rowe
(1/10/62)                       Price Trust Company
Vice President,
Personal Strategy Funds
--------------------------------------------------------------------------------

John H. Laporte                 Managing Director, T. Rowe Price; Managing
(7/26/45)                       Director and Director, T. Rowe Price Group, Inc.
Vice President,
Personal Strategy Funds
--------------------------------------------------------------------------------

Patricia B. Lippert             Assistant Vice President, T. Rowe Price and
(1/12/53)                       T. Rowe Price Investment Services, Inc.
Secretary,
Personal Strategy Funds
--------------------------------------------------------------------------------

David S. Middleton              Vice President, T. Rowe Price, T. Rowe Price
(1/18/56)                       Group, Inc., and T. Rowe Price Trust Company
Controller,
Personal Strategy Funds
--------------------------------------------------------------------------------

M. Christine Munoz              Assistant Vice President, T. Rowe Price
(12/2/62)
Vice President,
Personal Strategy Funds
--------------------------------------------------------------------------------

Edmund M. Notzon                Managing Director, T. Rowe Price and T. Rowe
(10/1/45)                       Price Group, Inc.; Vice President, T. Rowe
President,                      Price Investment Services, Inc., and T. Rowe
Personal Strategy Funds         Price Trust Company
--------------------------------------------------------------------------------

Larry J. Puglia, CFA            Managing Director, T. Rowe Price and T. Rowe
(8/25/60)                       Price Group, Inc.
Executive Vice President,
Personal Strategy Funds
--------------------------------------------------------------------------------

William T. Reynolds             Director and Managing Director, T. Rowe Price
(5/26/48)                       and T. Rowe Price Group, Inc.
Vice President,
Personal Strategy Funds
--------------------------------------------------------------------------------

Brian C. Rogers                 Managing Director, T. Rowe Price; Director
(6/27/55)                       and Managing Director, T. Rowe Price Group,
Vice President,                 Inc.; Vice President, T. Rowe Price Trust
Personal Strategy Funds         Company
--------------------------------------------------------------------------------

Mark J. Vaselkiv                Managing Director, T. Rowe Price and T. Rowe
(7/22/58)                       Price Group, Inc.;
Vice President,
Personal Strategy Funds
--------------------------------------------------------------------------------

Richard T. Whitney              Managing Director, T. Rowe Price and T. Rowe
(5/7/58)                        Price and T. Rowe Price Group, Inc.; Vice
Vice President,                 President, T. Rowe Price Trust Company and
Personal Strategy Funds         T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price International for at least five years.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

         C11-050  5/31/02